SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 30, 1998
(Date of earliest event reported)

Commission File No. 333-58995

                              Mid-State Homes, Inc.
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        Florida                                      50-0945134
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1500 North Dale Mabry Highway
Tampa, Florida                                       33607
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Address of principal executive offices                   (Zip Code)

                                 (813) 871-4811
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               Registrant's Telephone Number, including area code

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(Former  name,  former  address and former  fiscal year,  if changed  since last report)
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Item 5. Other Events

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-58995) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Mid-State Trust VII, Asset-Backed Notes, and shall be deemed to be part hereof and thereof.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(EX-23)                                         Consent  of  KPMG  Peat  Marwick
                                                LLP,    independent    Certified
                                                Public   Accountants   of  Ambac
                                                Assurance     Corporation     in
                                                connection  with Mid-State Trust
                                                VII, Asset-Backed Notes

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MID-STATE HOMES, INC.

November 30, 1998

                                        By: /s/ Dean Fjelstul
                                            ---------------------
                                            Dean Fjelstul
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

(EX-23)                Consent of KPMG Peat Marwick               E
                       LLP, independent Certified
                       Public Accountants of Ambac
                       Assurance Corporation in
                       connection with Mid-State Trust VII,
                       Asset-Backed Notes